Exhibit 10.17

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (“Agreement”) is made as of May 27, 2003, among THINKSPARK CORPORATION, a Delaware corporation (successor by merger to ThinkSpark Corporation, a Texas corporation) and THINKSPARK, L.P., a Delaware limited partnership (collectively, “Assignor”), and AXTIVE CORPORATION, a Delaware corporation (“Assignee”).

RECITALS

A. Assignor has incurred indebtedness to Merrill Lynch Business Financial Services Inc. (“Lender”) pursuant to that certain WCMA Loan and Security Agreement No. 542-07C00 dated as of February 19, 1999 between Assignor, as borrower, and Lender (as amended, and as the same may be further amended, restated, extended, refinanced or otherwise modified from time to time, the “WCMA Loan Agreement”). As of the date hereof, the Assignor owes principal and accrued interest in the amount of $6,781,022.82 under the WCMA Loan Agreement.

B. Assignee is, concurrently herewith, purchasing all of the outstanding capital stock of Assignor pursuant to the Agreement and Plan of Merger dated as of May 23, 2003 among Assignor, Assignee Axtive Acquisition Corp. and Kerry Osborne (the “Merger”).

C. In connection with the Merger, Assignor now desires to assign Assignor’s rights and obligations under the WCMA Loan Agreement to Assignee (without releasing the continuing security interest in Assignor’s assets in favor of Lender thereunder), and Assignee desires to accept such assignment pursuant to the terms and conditions contained herein.

AGREEMENT

Now therefore, for and in consideration of the premises and the agreements contained herein, the parties agree as follows:

1. Assignment. Subject to obtaining the consent of Lender as required by the WCMA Loan Agreement, Assignor hereby assigns and transfers to Assignee all Assignor’s rights, title and interest in and to the WCMA Loan Agreement, to have and hold the same from the date hereof through the remainder of the term of the WCMA Loan Agreement. Notwithstanding the forgoing sentence, Assignee shall not be required to grant to the Lender a continuing security interest in its assets, provided that (a) Assignor executes such guaranty agreements as Lender may require to effectuate a continuing guarantee of payment and performance (and not of merely collection) of the indebtedness, obligations and liabilities assigned to Assignee hereunder, and (b) Assignor affirms the continuation of the Lender’s security interest under the WCMA Loan Agreement and executes such security agreements or other documents as Lender may require in connection with the continuation of such security interest.

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2. Assumption. Assignee hereby accepts assignment of the WCMA Loan Agreement and agrees to perform from the date hereof as its obligation, directly and to Lender, all of the terms, covenants and conditions of the WCMA Loan Agreement on the borrower’s part to be performed from and after the date hereof; provided that Assignee does not assume any requirement to provide, as security for the indebtedness under the WCMA Loan Agreement, a security interest in favor of Lender in and to Assignee’s assets.

3. Successors and Assigns. All of the covenants, terms and conditions set forth herein, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, provided that any further assignment of the WCMA Loan Agreement must comply with the terms of the WCMA Loan Agreement.

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In Witness Whereof, this Agreement is executed and delivered as of the day and year first above written.

ASSIGNOR:

THINKSPARK CORPORATION

By:	/s/ DAVID N. PILOTTE
Name:	David N. Pilotte
Title:	VP

THINKSPARK, L.P.
By:	ThinkSpark GP, LLC, its general partner

	By:	/s/ KERRY OSBORNE
	Name:	Kerry Osborne
	Title:	Member

ASSIGNEE:

AXTIVE CORPORATION

By:	/s/ DAVID N. PILOTTE
Name:	David N. Pilotte
Title:	Member

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CONSENT OF LENDER

Reference is made to that certain Assignment and Assumption Agreement dated as of May 27, 2003, between ThinkSpark Corporation and ThinkSpark, L.P., as assignor (“Assignor”), and Axtive Corporation, as assignee (“Assignee”) (the “Assignment and Assumption Agreement”).

Subject to the terms and conditions of the Assignment and Assumption Agreement, Lender hereby consents to (a) the assignment by Assignor of its rights and obligations under the WCMA Loan Agreement (as defined in the Assignment and Assumption Agreement”) and (b) the assumption by Assignee of Assignor’s obligations, liabilities and indebtedness under the Loan Agreements.

Executed as of May 27, 2003.

LENDER:

MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

By:	/s/ BILL KOCOLOWSKI
Name:	Bill Kocolowski
Title:	Vice President

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